KBS REIT II Exhibit 99.1 Revaluation December 4, 2014

Forward-Looking Statements The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust II’s (“KBS REIT II”) Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Commission Exchange (the “SEC”) on March 7, 2014 (the “Annual Report”), and in KBS REIT II’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 (the “Quarterly Report”), filed with the SEC on November 12, 2014, including the “Risk Factors” contained in each filing. For a full description of the limitations, methodologies and assumptions used to value KBS REIT II’s assets and liabilities in connection with the calculation of KBS REIT II’s estimated value per share, see KBS REIT II’s Current Report on Form 8-K, filed with the SEC on December 4, 2014. Forward-Looking Statements Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. KBS REIT II intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of KBS REIT II and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and KBS REIT II undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. The appraisal methodology for KBS REIT II’s appraised real estate properties assumes the properties realize the projected cash flows and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the valuation estimates used in calculating the estimated value per share are CBRE’s best estimates as of September 30, 2014, or KBS REIT II’s or KBS Capital Advisors’ best estimates as of December 4, 2014, KBS REIT II can give no assurance in this regard. These statements also depend on factors such as: future economic, competitive and market conditions; KBS REIT II’s ability to maintain occupancy levels and lease rates at its real estate properties; the borrowers under KBS REIT II’s loan investments continuing to make required payments under the loan documents; the ability of certain borrowers to maintain occupancy levels and lease rates at the properties securing KBS REIT II’s real estate-related investments; KBS REIT II having sufficient cash flow from various sources, including the disposition of some of its assets, to make anticipated future distributions; KBS REIT II’s ability to negotiate new leases or renewals and complete significant capital improvements to its real estate properties to attract prospective purchasers; and other risks identified in Part I, Item IA of the Annual Report and in Part II, Item 1A of the Quarterly Report, both filed with the SEC. Actual events may cause the value and returns on KBS REIT II’s investments to be less than that used for purposes of KBS REIT II’s estimated value per share. 2

Disposition History Asset Acq. Date Purchase Price Cost Basis1 Sale Date Net Sale Price SOLD as of December 4, 2014 Mountain View Corp. Center 7/30/2008 $30,000,000 $33,316,000 5/15/2014 $25,417,0002 Plano Business Park 3/15/2010 $16,750,000 $18,229,000 6/16/2014 $23,297,000 Crescent VIII 5/26/2010 $12,500,000 $14,487,000 11/20/2014 $16,400,000 Dallas Cowboys Dist. Center 7/8/2010 $19,000,000 $19,273,000 6/11/2014 $22,250,000 300 North LaSalle 7/29/2010 $655,000,000 $663,847,000 7/7/2014 $849,604,000 Torrey Reserve West 9/9/2010 $27,300,000 $29,489,000 7/10/2014 $39,150,000 601 Tower at Carlson Center 2/3/2011 $54,403,000 $60,405,000 6/11/2014 $74,946,000 I-81 Industrial Portfolio 2/16/2011 $90,000,000 $92,860,000 11/18/2014 $103,871,000 Two Westlake Park 2/25/2011 $80,500,000 $94,759,000 7/25/2014 $119,899,000 CityPlace Tower 4/6/2011 $126,500,000 $130,996,000 8/21/2014 $149,878,000 Metropolitan Center 12/16/2011 $104,900,000 $108,075,000 6/27/2014 $108,458,000 TOTAL $1,216,853,000 $1,265,736,000 $1,533,170,000 1Includes acquisition price, acquisition costs, capital expenditures and leasing commissions. 2 Equal to gross sale price of $27,000,000 less a concession of $1,583,000. 3

Asset Acquisition/Origination Date Sale/Payoff Date Cost Basis1 Net Sales or Repayment Proceeds LOANS SOLD/REPAID as of December 4, 2014 Northern Trust A & B Notes 12/31/08 & 6/27/12 6/27/12 $60,172,000 $84,932,000 One Liberty Plaza 2/11/09 10/11/13 $67,461,000 $113,091,000 Tuscan Inn 1/21/10 2/7/14 $19,799,000 $20,200,000 Chase Tower 1/25/10 2/14/14 $59,221,000 $64,117,000 Pappas Commerce 4/05/10 6/9/14 $32,673,000 $32,673,000 One Kendall Square 11/22/10 12/4/13 $88,997,000 $87,500,000 TOTAL $328,323,000 $402,513,000 Disposition History 4 1Includes acquisition/origination price, acquisition/origination costs, and any subsequent loan advances.

• KBS REIT II followed the IPA Valuation Guidelines, which included independent third-party appraisals of 13 of its properties. Property values for properties held, and not under contract to sell, as of December 4, 2014 are equal to their appraised values as of September 30, 2014, and property values for properties sold from October 1, 2014 to December 4, 2014, or under contract to sell as of December 4, 2014, are equal to the contractual sales prices less actual or estimated disposition costs and fees and capital expenditures required between September 30, 2014 and the actual or estimated closing date. • Real estate-related investments, cash, other assets, mortgage debt and other liabilities were valued by the Advisor, similar to prior valuations. The estimated values of the real estate-related investments and mortgage debt are equal to the GAAP fair values as disclosed in the footnotes to KBS REIT II’s 10-Q for the period ended September 30, 2014, though $2.1 million has been added to the mortgage debt GAAP fair value disclosed in the 10-Q to account for estimated or actual prepayment penalties on debt related to assets sold or under contract to sell subsequent to September 30, 2014, and through December 4, 2014. • The estimated values of cash and a majority of other assets and other liabilities are equal to their carrying values which approximate their fair values due to their short maturities or liquid nature. • The estimated value of KBS REIT II’s assets less the estimated value of KBS REIT II’s liabilities was then divided by the number of shares outstanding as of September 30, 2014 to arrive at the estimated value per share. Valuation Information 5 Third Party Valuation

Change in Estimated Value Per Share September 2014 estimated value per share $ 10.55 Special distributions paid on September 23, 2014 (4.50) September 2014 estimated value per share $ 6.05 Real estate Appraised properties (0.09) Properties sold subsequent to Sept. 30, 2014 or under contract to sell as of Dec. 4, 2014 0.01 Disposition costs and fees 2 (0.05) Capital expenditures on real estate (0.05) Subtotal Real Estate (0.18) Operating cash flows shortfall versus monthly distributions declared (0.02) Notes payable 0.01 Total change in estimated value per share $ (0.19) December 2014 estimated value per share $ 5.86 On December 4, 2014, KBS REIT II’s Board of Directors approved an estimated value per share of $5.861 The following is a summary of the estimated value per share changes within each asset and liability group. Valuation Information 6 1Based on the estimated value of KBS REIT II’s assets less the estimated value of KBS REIT II’s liabilities, divided by the number of shares outstanding, all as of September 30, 2014. 2 Reflects actual or estimated disposition costs and fees related to six real estate properties sold subsequent to September 30, 2014, or under contract to sell as of December 4, 2014.

• Valuation History – Offering Price $10.00 – December 20111 $10.11 – December 20122 $10.29 – December 20133 $10.29 – September 20144 (after deducting special distribution of $4.50 from $10.55) $6.05 – December 20145 $5.86 • Dividend Reinvestment Plan discontinued effective May 29, 2014 • Share Redemption Program no longer available for ordinary redemptions as of June 18, 2014 7 1Data as of 9/30/11. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on December 21, 2011. 2Data as of 9/30/12. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on December 19, 2012. 3Data as of 9/30/13, with the exception of real estate appraised as of November 30, 2013. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on December 19, 2013. 4 Data as of 6/30/14. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on September 23, 2014. 5 Data as of 9/30/14. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on December 4, 2014. Valuation Information

Portfolio Overview Portfolio Summary for December 2014 Estimated Value Per Share1 Assets: $2.033 Billion – Real Estate2 • 19 Assets • $1.863 Billion (91.6%) – Loan Investments • 2 Assets • $73.6 Million (3.6%) – Other Assets3 • $96.4 Million (4.8%) Liabilities: $0.916 Billion – Loans Payable: $0.875 Billion – Other Liabilities4: $40 Million Net Equity at Estimated Value: $1.117 Billion Occupancy: 89.1%5 8 1Values as of September 30, 2014, with the exception of real estate either sold after September 30, 2014 or under contract to sale as of December 4, 2014. 2 Consists of the following: $1.475 billion related to the 13 appraised real estate properties and $387.8 million related to real estate properties sold subsequent to September 30, 2014 or under contract to sell as of December 4, 2014. 3Includes cash and cash equivalents, restricted cash, rents and other receivables and prepaid expenses. 4Includes accounts payable, accrued liabilities, distributions payable, security deposits, prepaid rent and interest rate swap liability. 5As of September 30, 2014 for real estate portfolio held for investment.

Special Distribution Aggregate Special Distribution Amount: $ 4.50 Special Distribution Payment Date: September 23, 2014 Payable to: Stockholders of record as of September 15, 2014 9 1The total distributions for all of 2014 and the total taxable income for all of 2014 will impact the determination of the final amount of ordinary income and return of capital that will be reported on each stockholder's Form 1099 for 2014. So while a portion of the special distribution would be characterized as a return of capital on a stand-alone basis, the total return of capital amount for 2014 will likely differ significantly. Each stockholder is urged to consult his or her tax advisor regarding the tax consequences of KBS REIT II’s distributions in light of his or her particular investment or tax circumstances. This special will be included in each stockholder's Form 1099 for the year ending December 31, 2014, along with all other distributions made during the year. While KBS REIT II does not have sufficient information to calculate the exact characterization of this special distribution, as of the special distribution payment date the REIT estimated that the special distribution would consist of:1 • Approximately $1.15 to $1.25 of long-term capital gains • Approximately $0.45 to $0.55 of depreciation recapture • The remainder will be treated as a return of capital

History of Distribution Payments $8.60/share of total distributions paid from August 2008 through December 2014 – August 2008 – September 2014 (74 Monthly Payments) • $0.20/share distributions, on an annualized basis, for record dates from July 16, 2008 to August 15, 2008 • $0.65/share distributions, on an annualized basis, for record dates from August 16, 2008 through August 31, 2014 – February 2013 (1 Payment) • $0.05416667/share special 13th distribution funded from 2012 MFFO in excess of 2012 distributions declared – September 2014 (1 Payment) • $4.50/share special distribution funded from the proceeds from the dispositions of real estate properties between May 2014 and August 2014, as well as cash on hand resulting primarily from the repayment or sale of real estate loans − October to December 2014 (3 Payments) • $0.09941438/share total distributions paid from October 2014 through December 2014. (If converted to a daily distribution amount and annualized, then for December 2014 an amount of $0.001092/share per day would equal a 7.25% annualized rate based on a $10.00 purchase price less $4.50 special distribution or 6.80% annualized rate of $5.86 of the estimated value per share.) • Future asset sales would require KBS REIT II to adjust its monthly distributions. 10 Distribution Information

11 Stockholder Performance KBS REIT II is providing this estimated value per share to assist broker-dealers that participated in its initial public offering in meeting their FINRA customer account statement reporting obligations. The valuation was performed in accordance with the provisions of and also to comply with the IPA Valuation Guidelines. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share and these differences could be significant. KBS REIT II can give no assurance that: • a stockholder would be able to resell his or her shares at this estimated value; • a stockholder would ultimately realize distributions per share equal to KBS REIT II’s estimated value per share upon liquidation of KBS REIT II’s assets and settlement of its liabilities or a sale of KBS REIT II; • KBS REIT II’s shares of common stock would trade at the estimated value per share on a national securities exchange; • an independent third-party appraiser or other third-party valuation firm would agree with KBS REIT II’s estimated value per share; or • the methodology used to calculate KBS REIT II’s estimated value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements. Further, the estimated value per share as of December 4, 2014 is based on the estimated value of KBS REIT II’s assets less the estimated value of KBS REIT II’s liabilities divided by the number of shares outstanding, all as of September 30, 2014. The value of KBS REIT II’s shares will fluctuate over time in response to developments related to individual assets in KBS REIT II’s portfolio and the management of those assets and in response to the real estate and finance markets. The estimated value per share does not reflect a discount for the fact that KBS REIT II is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. The estimated value per share does not take into account estimated disposition costs and fees for real estate properties that are not under contract to sell, debt prepayment penalties or swap breakage fees that could apply upon the prepayment of certain of KBS REIT II’s debt obligations or termination of related swap agreements or the impact of restrictions on the assumption of debt. KBS REIT II currently expects to utilize the Advisor and/or an independent valuation firm to update the estimated value per share in December 2015, in accordance with the recommended IPA Valuation Guidelines, but is not required to update the estimated value per share more frequently than every 18 months.

12 $5.86 $8.60 $14.46 Hypothetical Performance of Early and Late Investors $10.00 Share Price, All Distributions Received in Cash Estimated Value Per Share As of December 4, 2014 Cumulative Cash Distributions Received Sum of Estimated Value Per Share as of December 4, 2014 and Cumulative Cash Distributions Received Late Investor: Invested at Close of Public Offering (December 31, 2010) Early Investor: Invested at Escrow Break (June 24, 2008) $5.86 $7.04 $12.90 The last column above would increase by $1.35 to $15.79 for early DRIP investors and $0.53 to $13.41 for late DRIP investors.1 Stockholder Performance 1Values per share are based on number of shares originally purchased, and assume full participation in dividend reinvestment plan for life of investment and no share redemptions.

Stockholder Performance

KBS Real Estate Investment Trust II

Hypothetical Performance of Early and Late Investors

$10.00 Share Price, All Distributions Received in Cash



Breakdown of Early Cash Investor Value
$10.00
$12.32
$10.11
$2.21
$13.15
$10.29
$2.86
$13.80
$10.29
$3.51
$14.55
$6.05
$8.50
$14.46
$5.86
$8.60
Offering Price
Dec-2011
Dec-2012
Dec-2013
Sep-2014
Dec-2014
Cumulative Distributions
Estimated Value Per Share



Breakdown of Late Cash Investor Value
$10.00
$10.76
$10.11
$0.65
$11.59
$10.29
$1.30
$12.24
$10.29
$1.95
$12.99
$6.05
$6.94
$12.90
$5.86
$7.04
Offering Price
Dec-2011
Dec-2012
Dec-2013
Sep-2014
Dec-2014
Cumulative Distributions
Estimated Value Per Share

For information about the estimated value per share for 12/11, 12/12, 12/13, 9/14 and 12/14, see slide 7. *"Cumulative distributions" for an early* cash investor assumes all distributions received in cash and no share redemptions and reflect the cash payment amounts (all distributions paid since inception) per share for a hypothetical investor who invested on or before escrow break and consequently has received all distributions paid by the REIT. *"Cumulative distributions" for a late cash investor assumes all distributions received in cash and no share redemptions, and* reflect the cash payment amounts (all distributions paid since investment) per share for a hypothetical investor who invested on December 31, 2010, the day offers *in primary offering ended. The "offering price" of $10.00 reflects the price most investors paid to purchase shares in the pri*mary initial public offering.

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14 • Continue to identify and strategically sell assets according to their ability to help maximize value to stockholders • Strategically negotiate lease renewals or new leases that facilitate the sales process and enhance property stability for prospective buyers • Seek to complete major capital projects, such as renovations or amenity enhancements, with the goal of attracting a greater pool of quality buyers • Return stockholder equity in the form of additional distributions KBS REIT II Goals

Thank You! 15